Note 12 - Preferred Shares, Common Shares and Additional Paid-in Capital	6 Months Ended
Jun. 30, 2022
Notes to Financial Statements
Stockholders' Equity Note Disclosure [Text Block]

12. Preferred shares, Common shares and Additional paid-in capital

A summary of the Company's “Preferred shares” is discussed in Note 16 of our consolidated financial statements for the year ended  December 31, 2021 included in the 2021 Annual Report.

In  January 2021, the Company agreed to redeem 2,000 of the outstanding balance of its Series B Preferred Shares and paid $2,000,000 to the Series B Preferred Shares shareholders. In connection with the redemption, the Company agreed with its Series B Preferred Shares shareholders to set the dividend rate of its Series B Preferred Shares to 8% per annum if paid in cash and 9% if paid in-kind at the Company’s option until    January 29, 2023, after which date the dividend rate would increase to 14%, and would be payable only in cash.

In  June 2021, the Company converted the remaining amount of 6,365 Series B Preferred Shares into common shares. The difference between (1) the fair value of the consideration transferred to the holders of the Series B Preferred Shares (comprising the cash payment and the shares offered) and (2) the carrying amount of the Series B Preferred Shares before the redemption and the conversion (net of issuance costs) amounted to $345,423, and was recorded as preferred deemed dividend.

For the six-month period ended  June 30, 2021 the Company declared two consecutive dividends totaling $0.26 million, which were accrued and paid in  July 2021.

On May 23, 2022, the Company announced that its Board of Directors has approved a share repurchase program (“the Share Repurchase Program”) for up to a total of $20 million of the Company's common stock. The Board will review the program after a period of 12 months. Share repurchases will be made from time to time for cash in open market transactions at prevailing market prices or in privately negotiated transactions. The timing and amount of purchases under the program will be determined by management based upon market conditions and other factors. The program does not require the Company to purchase any specific number or amount of shares and may be suspended or reinstated at any time at the Company's discretion and without notice.

During the six months ended June 30, 2022, the Company repurchased 14,602 common shares under the Share Repurchase Program in open market transactions for an aggregate consideration of approximately $0.35 million. The repurchased shares were cancelled and removed from the Company’s share capital.

Pursuant to the reinstitution of the Company’s common stock dividend plan, during the six month period ended June 30, 2022, the Company declared and paid a cash dividend of $3.65 million (or $0.50 per common share for the first quarter of 2022).